UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 6, 2012

LML PAYMENT SYSTEMS INC.
(Exact name of registrant as specified in its charter)

Yukon Territory
(State or other jurisdiction of incorporation)

000-13959
(Commission File Number)

98-0209289
(IRS Employer Identification No.)

1680-1140 West Pender Street, Vancouver, BC  V6E 4G1
(Address of principal executive offices and Zip Code)

(604) 689-4440
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

LML Patent Corp. (“LML”), a wholly-owned, indirect subsidiary of LML Payment Systems Inc. (the “Corporation”), has agreed to terms regarding entering into a Settlement and License Agreement (the “Agreement”) with JP Morgan Chase Bank, NA. (“JP Morgan”), the last remaining defendant in the litigation filed in November 2008 by LML in the U.S. District Court for the Eastern District of Texas alleging infringement of U.S. Patent No. RE40,220.   JP Morgan has agreed to pay LML $4,500,000 in connection with the Agreement.

The Registrant expects to file the Agreement as an exhibit to its Annual Report on Form 10-K for the fiscal year ended March 31, 2012.  The foregoing description is qualified in its entirety by reference to the complete text of the Agreement when filed.

On March 6, 2012, the Registrant issued a press release announcing the settlement, which release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release dated March 6, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LML PAYMENT SYSTEMS INC.

/s/ Carolyn L. Gaines
Carolyn L. Gaines
Corporate Secretary

March 6, 2012

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Exhibit Index

The following is a list of the Exhibits filed or furnished herewith.

99.1	Press release dated March 6, 2012

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